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Information Statement Pursuant To Section 14(c)

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GE INVESTMENTS FUNDS, INC. ------------------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

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GE INVESTMENTS FUNDS, INC.

TOTAL RETURN FUND

1600 Summer Street

Stamford, Connecticut 06905

INFORMATION STATEMENT

December 28, 2012

Dear Contract Owner:

The enclosed Information Statement discusses actions that have been taken with respect to the Total Return Fund (the “Fund”), a series of GE Investments Funds, Inc. (the “Company”).

As was previously communicated to you, on September 19, 2012, the Board of Directors of the Company (the “Board”) approved a restructuring of the Fund to change the investment management of the Fund’s underlying strategies from that of active management to passive management, employing an indexing investment approach designed to track the performance of various broad-based indices (the “Fund Restructure”). The Fund’s adviser, GE Asset Management Incorporated (“GEAM”), believes that using such a passive indexation investment approach would potentially reduce the Fund’s volatility and provide greater transparency to the Fund’s underlying strategies, while lowering the management fees charged to the Fund and its shareholders.

In connection with the Fund Restructure, the Board has approved the appointment of a new sub-adviser, BlackRock Investment Management, LLC (“BIM”), to manage the Fund’s assets using a passive indexation investment approach. GEAM will continue to provide asset allocation services to the Fund, and to allocate the Fund’s assets across various asset classes in order to diversify the Fund’s holdings and to adjust the asset class weightings based on market and economic conditions. Based on the asset allocation decisions of GEAM, BIM will manage the Fund’s assets using an indexing investment approach designed to track the performance of the desired broad-based indices representing the asset classes. There will be no changes to the Fund’s investment objective.

The new sub-advisory agreement with BIM has been approved because GEAM believes that the Fund and its shareholders will benefit from: (i) BIM’s long history and experience in managing passive indexation strategies, and (ii) BIM’s ability to effectively track the performance of the desired broad-based indices.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-800-493-3042 and we will be glad to assist you. Thank you for your continued support of GE Investments Funds, Inc.

Very truly yours,

/s/ Michael J. Cosgrove Michael J. Cosgrove
Chairman of the Board of Directors
GE Investments Funds, Inc.

GE INVESTMENTS FUNDS, INC.

TOTAL RETURN FUND

1600 Summer Street

Stamford, Connecticut 06905

INFORMATION STATEMENT

December 28, 2012

This document is an Information Statement relating to the Total Return Fund (the “Fund”), a series of GE Investments Funds, Inc. (the “Company”). This Information Statement is being furnished on behalf of the Company’s Board of Directors (the “Board”) by Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Pacific Life Insurance Company, Pacific Life & Annuity Company, Transamerica Financial Life Insurance Company and Transamerica Life Insurance Company (collectively, the “Insurance Companies” to owners of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on December 17, 2012 (the “Record Date”), allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of the Fund. This Information Statement and the attached materials are being mailed on or about January 15, 2013.

GE Asset Management Incorporated (“GEAM”) serves as the investment adviser and administrator to the Fund and is located at 1600 Summer Street, Stamford, CT 06905. Urdang Securities Management, Inc., whose principal office is located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, acts as an investment sub-adviser to the Fund, and, as of the date of this Information Statement, manages a portion of the Fund’s assets in real estate-related investments, and Palisade Capital Management, L.L.C., whose principal office is located at One Bridge Plaza, Fort Lee, NJ 07024, acts an investment sub-adviser to the Fund, and, as of the date of this Information Statement, manages a portion of the Fund’s assets in small-cap equity investments (together the “Existing Sub-Advisers”). On or about January 23, 2013 (the “Effective Date”), and as a result of the Fund Restructure (as hereinafter defined), the Existing Sub-Advisers will no longer provide investment sub-advisory services to the Fund.

The Fund’s principal underwriter is GE Investment Distributors, Inc., whose principal office is located at 1600 Summer Street, Stamford, CT 06905. BNY Mellon Asset Servicing serves as the Fund’s transfer agent and is located at P.O. Box 9838, Providence, RI 02940.

This is not a proxy statement and does not relate to a meeting of shareholders of the Fund. We are not asking you for a proxy and the Insurance Companies are not asking you for voting instructions. Please do not send us a proxy.

The Fund will bear the expenses incurred in connection with preparing this Information Statement. Copies of the Fund’s most recent annual report to shareholders, and most recent semi-annual report to shareholders are available on the Company’s website at www.geam.com/prospectus, or will be furnished without charge upon request by writing to the Fund at 1600 Summer Street, Stamford, CT 06905, or by calling 1-800-352-9910 (for Genworth Life and Annuity Insurance Company), 1-800-313-5282 (for Genworth Life Insurance Company of New York), 1-800-722-4448 (for Pacific Life Insurance Company), 1-800-748-6907(for Pacific Life & Annuity Company) and 1-800-525-6205 (for Transamerica Financial Life Insurance Company and Transamerica Life Insurance Company).

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of contract owners instead of delivering one copy of a document to each contract owner in the household. Contract owners who share a common address and who have not opted out of the householding process should receive a single copy of the Information Statement for each account. If you received more than one copy of the Information Statement, you may elect to household in the future; if you received a single copy of the Information Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Information Statement by writing to GEAM at the following address: 1600 Summer Street, Stamford, CT 06905, or by going to the Company’s website at www.geam.com/prospectus.

As of the Record Date: (i) there were issued and outstanding 57,789,514 and 100,840,025 shares of the Fund’s Class 1 and Class 3 shares, respectively; (ii) there were variable contract owners who, to the knowledge of the Company, beneficially owned a 5% or greater voting interest in a class of shares of the Fund who are identified in Exhibit A; and (iii) officers and directors of the Company together beneficially owned (i.e., as owners of variable contracts) less than 1% of each class of the Fund’s shares.

Important Notice Regarding the Availability of the Information Statement:

This Information Statement and the Fund’s most recent annual report and semi-annual report to shareholders are available on the Internet at www.geam.com/prospectus.

By Order of the Board of Directors

/s/ JoonWon Choe JoonWon Choe
Secretary

Stamford, Connecticut
December 28, 2012

I.	Introduction

At a meeting held on September 19, 2012, the Board approved a restructuring of the Fund. While GEAM, the Fund’s investment adviser and administrator, will continue to provide asset allocation services to the Fund, and to allocate the Fund’s assets across various asset classes in order to diversify the Fund’s holdings and to adjust the asset class weightings based on market and economic conditions, investment management of the Fund’s underlying strategies will change from that of active management to passive management, employing an indexing investment approach designed to track the performance of various broad-based indices (the “Fund Restructure”). As a result of the Fund Restructure, the Fund will no longer utilize active security selection to choose investments for the Fund, but will instead allocate assets among various asset classes (including U.S. equities, international equities and fixed income), each of which will be managed by a new sub-adviser using an indexing investment approach designed to track the performance of various broad-based indices representing the asset classes (referred to herein as “passive indexation strategies”). There will be no changes to the Fund’s investment objective.

As further described below, the Board met on December 14, 2012 and on December 17, 2012 (the “Board Meetings”) to consider GEAM’s recommendation that the Board approve a new sub-advisory agreement with BIM in connection with the Fund Restructure. On December 17, 2012, the Board, including the directors of the Company that are not “interested persons” (the “independent Board members”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the appointment of BlackRock Investment Management, LLC (“BIM”) as a new sub-adviser for the Fund, along with a new sub-advisory agreement (the “Sub-Advisory Agreement”), pursuant to which BIM will manage Fund assets using passive indexation strategies (the “Allocated Assets”). The Fund Restructure, including BIM’s management of the Allocated Assets and the termination of the investment sub-advisory services provided by the Existing Sub-Advisers, is expected to be effective on or about the Effective Date. GEAM recommended that the Board approve the Sub-Advisory Agreement because GEAM believes that the Fund and its shareholders will benefit from: (i) BIM’s long history and experience in managing passive indexation strategies, and (ii) BIM’s ability to effectively track the performance of the desired broad-based indices. GEAM also believes that using such passive indexation strategies would potentially reduce the Fund’s volatility and provide greater transparency to the Fund’s underlying strategies, while lowering the management fees charged to the Fund and its shareholders. During the twelve month period ended December 31, 2011, the Fund paid to GEAM $13,977,429 in advisory fees.

Pursuant to an exemptive order issued to the Company and GEAM by the U.S. Securities and Exchange Commission (“SEC”) on July 28, 2009, shareholder approval of BIM as a sub-adviser to the Fund was not obtained. The exemptive order permits GEAM, subject to approval by the Board, to enter into sub-advisory agreements with sub-advisers with which it is not affiliated and to make certain changes to existing sub-advisory agreements without shareholder approval. Even though shareholder approval is not being sought with respect to the approval of the Sub-Advisory Agreement and the appointment of BIM as a new sub-adviser for the Fund, the exemptive order requires that the Company provide shareholders and variable contract owners with this Information Statement containing information about BIM, the circumstances surrounding the Board’s approval of BIM and the material terms of the Sub-Advisory Agreement.

II.	Information Regarding BIM

BIM, located at 1 University Square Drive, Princeton, NJ 08540, is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). BIM will provide sub-advisory services to the Fund by managing the Allocated Assets using passive indexation strategies.

BlackRock, founded in 1988, is a provider of global investment management services. As of September 30, 2012, BlackRock managed $3.67 trillion across equity, fixed income, real estate, liquidity, alternatives, and asset allocation/balanced strategies for institutional and retail clients. As of August 21, 2012, BIM managed $271.8 billion of BlackRock’s total assets under management. Through BlackRock Solutions, BlackRock provides risk management and advisory services that combine capital markets expertise with internally-developed systems and technology. BlackRock has managed a number of index strategies for the General Electric Company’s Pension Trust, since July 2012, and the General Electric Savings & Security Program, since December 2009.

Additional information about BIM, including the executive officers and the sole member of BIM, and other registered investment companies that have an investment objective similar to that of the Fund (e.g., that are managed to track the same indices as the Fund) for which BIM provides investment advisory or sub-advisory services, is provided in Exhibit B. Exhibit C contains the name and title of the individuals that will have day-to-day portfolio management responsibilities with respect to the Fund. Biographical information about these individuals will be disclosed, as appropriate, in an amendment to the Company’s registration statement.

III.	Material Terms of the Sub-Advisory Agreement with BIM

The following discussion is a description of the material terms of the Sub-Advisory Agreement. This description is qualified in its entirety by reference to the form of the Sub-Advisory Agreement, which is attached as Exhibit D to this Information Statement.

Under the Sub-Advisory Agreement, BIM will be responsible for providing an investment program for the Allocated Assets, including investment research and management, subject to the oversight and supervision of GEAM and the Board. BIM will determine from time to time what investments will be purchased, retained, or sold by the Fund with respect to Allocated Assets and will be responsible for placing purchase and sell orders for the Allocated Assets. BIM will also consult with GEAM regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. Among its duties under the Sub-Advisory Agreement, BIM will (1) provide GEAM and the Board with reports and other information about the Allocated Assets, (2) assist the Board in determining the fair value of illiquid investments held as part of the Allocated Assets, (3) assist the Fund’s accounting services agent or GEAM to obtain independent sources of market values for other portfolio investments, and (4) cooperate fully with GEAM and the Company’s Chief Compliance Officer with respect to all compliance-related matters regarding the Allocated Assets.

Under the Sub-Advisory Agreement, BIM will receive a sub-advisory fee from GEAM based on the net assets attributable to the Allocated Assets and allocated to each of the corresponding market index strategies. BIM will bear all expenses, other than brokerage commissions of the Fund, incurred by it in connection with its investment sub-advisory services under the Sub-Advisory Agreement. The Sub-Advisory Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board, including a majority of the independent Board members, in person at a meeting called for that purpose. The Sub-Advisory Agreement is not assignable and may be terminated without penalty by either BIM or GEAM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to BIM. The Sub-Advisory Agreement provides that BIM may render similar sub-advisory services to other clients. The Sub-Advisory Agreement also provides that BIM shall not be liable for any loss suffered by the Fund, the Company or its shareholders, or by GEAM except (i) for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Sub-Advisory Agreement, (ii) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, subject to certain specified limitations, and (iii) for any loss suffered as a result of any negligent act or omission by BIM relating to or arising out of any breach by BIM of its responsibilities with respect to the valuation of the Fund’s portfolio securities.

The Company agrees to indemnify and hold BIM, its officers and directors, and any person who controls BIM harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the registration statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about BIM approved by BIM or provided to GEAM or the Company by BIM or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by BIM of the Sub-Advisory Agreement).

In connection with the hiring of BIM, and as a result of the Fund Restructure, the management fee paid by the Fund to GEAM will decrease. As described above, GEAM, and not the Fund, is responsible for payment of the sub-advisory fees to BIM under the Sub-Advisory Agreement. The fees payable to BIM pursuant to the Sub-Advisory Agreement are included in GEAM’s advisory fees.

IV.	Approval of the Sub-Advisory Agreement with BIM by the Board and the Independent Board Members

At the Board Meetings, the Board considered a recommendation and proposal by GEAM to approve a new sub-advisory agreement with BIM in connection with the Fund Restructure. In advance of the Board Meetings, the Board received materials from both GEAM and BIM, and had the opportunity to ask questions and request additional information in connection with its consideration. The materials detailed, among other things, information about BIM and its professional staff, BIM’s historical performance in managing passive indexation strategies for its other clients, and information detailing BIM’s investment experience and expertise in managing passive indexation strategies and in servicing institutional clients.

At the Board Meetings, representatives of GEAM explained and discussed with the Board the specific reasons why GEAM was recommending BIM and responded to questions raised by the Board. The Board members posed questions to these representatives and engaged in substantive discussions.

GEAM reminded the Board that the Company and GEAM had received an exemptive order from the SEC to permit GEAM and the Company to select and retain sub-advisers for the Fund and to enter into sub-advisory agreements without shareholder approval. Accordingly, GEAM would be able, subject to the approval of the Board, to engage BIM and enter into a sub-advisory agreement with BIM on behalf of the Fund without obtaining shareholder approval, provided there is not an increase in the Fund’s advisory fee.

In approving the new sub-advisory agreement with BIM, the Board members, including the independent Board members, advised by independent legal counsel, considered those factors it deemed relevant, including the nature, quality and extent of services expected to be provided by BIM. In its deliberations, the Board did not identify any single factor that was dispositive and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information made available to them by GEAM and BIM, as well as the presentations and discussions that occurred at the Board Meetings.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the new sub-advisory agreement with BIM are as discussed below.

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services expected to be provided to the Fund by BIM. The Board considered BIM’s favorable attributes relating to its investment philosophy with respect to replicating the performance of specified market indices, its process for and long history in managing a portfolio by using passive indexation strategies and its experienced professionals, including portfolio managers with a depth of experience involving the use of passive indexation strategies.

In light of the foregoing, the Board, including the independent Board members, concluded that the services expected to be provided by BIM would be satisfactory and would have the potential to benefit the Fund.

Investment Performance of BIM

The Board members considered the investment performance of BIM for various periods focusing on BIM’s investment performance with respect to registered investment companies that have an investment objective similar to that of the Fund (e.g., that are managed to track the same indices as the Fund). The Board members reviewed detailed information provided by GEAM and BIM comparing BIM’s performance to that of relevant securities indices and similarly managed accounts over these periods. The Board members also engaged in discussions with GEAM and BIM about BIM’s investment process, focusing on the experience of portfolio management and BIM’s investment approach with respect to passive indexation strategies. The Board members also considered GEAM’s discussion of how the retention of BIM would fit within its management of the Fund’s overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the investment performance of BIM to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered that the proposed fees to be paid to BIM by GEAM had been negotiated at arm’s-length, and that GEAM had used its influence with respect to the total assets it proposes to be managed by BIM to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the allocation of the Fund’s assets to BIM. The Board also noted that with respect to certain of the specified market index strategies BIM’s sub-advisory fee rate decreases in amount as assets allocated to it grow. Given the arm’s-length nature of the arrangement, the Board did not examine the specific levels of profitability for BIM with respect to the Fund.

The Board then reviewed information regarding the expected impact on GEAM’s profitability in hiring BIM, which was projected to be lower than current profitability. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable. Based on their review, the Board members, including the independent Board members, concluded that they were satisfied that GEAM’s expected level of profitability from its relationship with the Fund following the hiring of BIM would not be unreasonable or excessive.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because GEAM will pay BIM out of its advisory fees received from the Fund, and noted that the Board considered economies of scale for the Fund in connection with annual renewal of GEAM’s advisory agreement with the Fund.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services expected to be provided to the Fund by BIM, and the proposed fees to be charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees.

The Board, including the independent Board members, concluded that, based on this information, the proposed sub-advisory fees would be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits

The Board considered that there may be financial benefits that BIM derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Fund.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the new Sub-Advisory Agreement with BIM was in the best interests of the Fund and its shareholders.

V.	Other Information

Information Regarding the Company

The Company is a Virginia corporation organized on May 14, 1984, and is registered with the SEC as an open-end management investment company under the 1940 Act. Two series of shares of capital stock representing an interest in the Fund are registered with the SEC under the Securities Act of 1933, as amended: Class 1 and Class 3. The principal executive offices of the Company are located at 1600 Summer Street, Stamford, CT 06905.

The Separate Accounts are the only shareholders of record of Class 1 and Class 3 shares of the Fund. Each Separate Account is a segregated asset account established by an Insurance Company. Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act, and therefore are not registered with the SEC under the 1940 Act. Purchase payments made by a variable contract owner and contract value under a variable contract may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Fund.

Shareholder Proposals

As a general matter, the Fund does not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Fund, 1600 Summer Street, Stamford, CT 06905. They must be received by the Fund within a reasonable period of time prior to any such shareholder meeting.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

EXHIBIT A

BENEFICIAL OWNERSHIP OF FUND SHARES IN EXCESS OF 5%

To the Company’s knowledge, the following persons are the only persons known to be the beneficial owners of more than five percent of any class of the Fund as of the Record Date.

Fund	Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class

GE Investments Funds, Inc. Total Return Fund	Genworth Life and Annuity Insurance Company 6610 W. Broad Street Bldg. 3, 5th Floor Richmond, VA 23230	57,038,983 70,901,467	Class 1 Class 3	98.7 70.3	% %
GE Investments Funds, Inc. Total Return Fund	Genworth Life Insurance Company of New York 6610 W. Broad Street Bldg. 3, 5th Floor Richmond, VA 23230	7,067,734	Class 3	7.0%
GE Investments Funds, Inc. Total Return Fund	Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, CA 92660	20,288,719	Class 3	20.1%

EXHIBIT B

Additional Information Regarding BlackRock Investment Management, LLC

As noted, BIM is an indirect wholly-owned subsidiary of BlackRock and is located at 1 University Square Drive, Princeton, NJ 08540. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BlackRock is a public company listed on the New York Stock Exchange and is headquartered at 55 East 52nd Street, New York, NY 10055.

Set forth below is the name and principal occupation of the executive officers and the sole member of BIM. The address of the executive officers and the sole member is the same as the principal office of BIM.

Name	Principal Occupation
Trident Merger, LLC	Sole Member
Laurence Fink	Chief Executive Officer, Principal Executive Officer
Bartholomew Battista	Chief Compliance Officer
Robert Kapito	President
Ann Marie Petach	Chief Financial Officer and Senior Managing Director
Charles Hallac	Chief Operating Officer and Senior Managing Director
Daniel Waltcher	Deputy General Counsel
Matthew Mallow	General Counsel and Senior Managing Director

BIM acts as an investment adviser or investment sub-adviser to the following registered investment companies that have an investment objective similar to that of the Fund (e.g., that are managed to track the same indices as the Fund):

S&P 500 Index

Fund	Fund Size (as of 10/31/12 unless otherwise noted)	Fees
Confidential Sub-advised Funds	$2.5 billion $2.5 billion	First $1 billion: 1 bps Next $1 billion: 0.9 bps Thereafter: 0.7 bps (Fees are at the aggregated asset level for the strategy)
Confidential Sub-advised Fund	$993.3 million	First $300 million: 4 bps Thereafter: 2 bps

Fund	Fund Size (as of 10/31/12 unless otherwise noted)	Fees
Confidential Sub-advised Fund	$1.9 billion	First $300 million: 4 bps Thereafter: 2 bps
Confidential Sub-advised Funds	$720.1 million $626.9 million	First $250 million: 3 bps Next $250 million: 2 bps Thereafter: 1 bps
BlackRock S&P 500 Index Fund	$1.1 billion[1]	Management Fee: 1 bps Total Expense Ratio: 31 bps
BlackRock Index Equity Portfolio	$265.5 million[1]	Management Fee: 1 bps (at master level). This fund employs a master feeder structure. Total Expense Ratio: 30 bps
BlackRock S&P 500 Index V.I. Fund	$163.6 million[1]	Management Fees: 30 bps

Russell 2000 Index

Fund	Fund Size (as of 10/31/12 unless otherwise noted)	Fees
Confidential Sub-advised Funds	$532.9 million $422.8 million	First $500 million: 3 bps Next $500 million: 2.5 bps Thereafter: 2 bps (Fees are at the aggregated asset level for the strategy)
Confidential Sub-advised Fund	$719.2 million	First $300 million: 4 bps Thereafter: 2 bps (Fees are at the aggregated asset level)
Confidential Sub-advised Fund	$720.1 million	10 bps
BlackRock Small Cap Index Fund	$41.6 million[1]	Management Fee: 1 bps (at master level). This fund employs a master feeder structure. Total Expense Ratio: 32 bps

S&P 400 Index

Fund	Fund Size (as of 10/31/12 unless otherwise noted)	Fees
Confidential Sub-advised Funds	$959.3 million $1.1 billion	First $500 million: 2 bps Next $500 million: 1.75 bps Thereafter: 1.5 bps (Fees are at the aggregated asset level for the strategy)
Confidential Sub-advised Fund	$292.6 million	First $300 million: 4 bps Thereafter: 2 bps

MSCI ACWI ex-US Index

Fund	Fund Size (as of 10/31/12 unless otherwise noted)	Fees
BlackRock ACWI ex-US Index Fund	$71.7 million[1]	Management Fee: 15 bps (at master level). This fund employs a master feeder structure. Total Expense Ratio: 43 bps

Barclays Aggregate Bond Index

Fund	Fund Size (as of 10/31/12 unless otherwise noted)	Fees
Confidential Sub-advised Funds	$2.0 billion $1.4 billion	First $500 million: 5 bps Next $500 million: 2 bps Next $1 billion: 1 bps Thereafter: 0.5 bps (Fees are at the aggregated asset level for the strategy)
BlackRock Bond Index Fund	$11.5 million[1]	Management Fee: 8 bps

[1]	Size as of 11/20/2012.

BIM may direct client orders to broker-dealers in recognition of research and/or execution services furnished by them, within the Section 28(e) “Safe Harbor” of the Securities Exchange Act of 1934. For the fiscal year ended December 31, 2011, the Fund did not pay brokerage commissions to any affiliated broker-dealer.

None of the current directors or officers of the Fund currently holds an office with, is a director of, or is employed by, BIM, or currently owns securities of or has any other material interest in BIM or any other person controlling, controlled by or under common control with BIM. None of the current directors of the Fund made any purchases or sales of securities of BIM or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

EXHIBIT C

The name and title of the individuals that will have day-to-day portfolio management responsibilities with respect to the Fund are included in the chart below.

Index Equity Professionals
Name	Title
Edward Corallo	Managing Director
Christopher Bliss, CFA, CPA	Managing Director
Greg Savage, CFA	Managing Director
Fixed Income Professionals
Name	Title
James J. Mauro	Director
Scott Radell, CFA	Managing Director
Karen Uyehara	Director and Portfolio Manager

EXHIBIT D

GE INVESTMENTS FUNDS, INC.

TOTAL RETURN FUND

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of                     , 2013, by and among GE ASSET MANAGEMENT INCORPORATED (“GEAM”), a Delaware corporation, GE INVESTMENTS FUNDS, INC., a Virginia corporation (“Company”), on behalf of the TOTAL RETURN FUND (“Fund”), a series of the Company, solely with respect to Section 14(b) of this Agreement, and BlackRock Investment Management, LLC, a Delaware limited liability company (“Sub-Adviser”).

RECITALS

WHEREAS, GEAM has entered into an Investment Advisory and Administration Agreement dated May 1, 1997 (“Advisory Agreement”) with the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Company;

WHEREAS, pursuant to Section 1 of the Advisory Agreement, GEAM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, GEAM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEAM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Directors, GEAM may retain additional sub-advisers to furnish similar investment advisory services to GEAM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements; and

WHEREAS, GEAM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.

GEAM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub- adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by GEAM, which may be changed from time to time at the sole discretion of GEAM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Company, the Fund or GEAM in any way or otherwise be deemed an agent of the Company, the Fund or GEAM.

2.	Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of GEAM and the Board of Directors of the Company (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. Upon the reasonable request of GEAM, the Sub-Adviser will consult with GEAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement, the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. GEAM agrees to give the Sub-Adviser notice if it believes any investments, recommendations or advice to be in violation of the foregoing. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide GEAM and the Board with such periodic reports and documentation as GEAM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement (as defined below) and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Company’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Company’s Articles of Incorporation and By-Laws, if any, (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Company or GEAM as previously provided to the Sub-Adviser (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets are inconsistent with the investment restrictions applicable to the Fund’s other assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. GEAM shall promptly notify the Sub-Adviser of changes to (i), (ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets based solely on the books and records of the Sub-Adviser, as if they were the Fund’s only assets, to ensure that the Allocated Assets: (A) satisfy the asset diversification requirements as set forth under sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and (B) comply with the diversification requirements of Section 817(h) of the Code and regulations thereunder.

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by Sub-Adviser. For that limited purpose, the Sub-Adviser is authorized as the agent of the Company to give instructions to the Company’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from GEAM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of the 1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEAM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Company for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Company pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Company are the property of the Company and further agrees to surrender the same to GEAM or the Company upon GEAM’s or the Company’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and GEAM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or GEAM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, GEAM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and GEAM economic and investment analyses and reports, information required in the Registration Statement and information necessary for GEAM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s institutional account composite performance of comparable accounts and will complete on a quarterly basis the checklist provided to it by GEAM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and GEAM any economic, statistical and investment services normally available to other sub-advised accounts of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Company’s accounting services agent or GEAM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or GEAM is notified on the next business day of any and all instances in which the Sub-Adviser knows that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h) At such times as shall be reasonably requested by GEAM, the Sub-Adviser shall review and certify in writing that the information stated in the Company’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify GEAM of any change of control of the Sub-Adviser, including any change of its 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change; provided, that such notification is permitted by applicable law. Notwithstanding the foregoing, the Sub-Adviser will promptly notify GEAM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j) The Sub-Adviser will calculate its institutional account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed or verified at least annually by an independent accounting firm.

(k) Unless GEAM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of the Fund as may be necessary or advisable in connection with any matters submitted to a vote of the shareholders of an issuer held by the Fund and shall provide GEAM with its proxy voting procedures and guidelines and any amendments thereto.

3.	Duties of GEAM.

GEAM shall continue to have responsibility for all other services to be provided to the Fund pursuant to the Advisory Agreement. GEAM shall also retain direct portfolio management responsibility with respect to any assets of the Fund which are not Allocated Assets. GEAM will periodically provide to Sub-Adviser a list of the affiliates of GEAM or the Fund to which investment restrictions apply consistent with applicable law.

4.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement other than brokerage commissions of the Fund.

5.	Supplemental Arrangements

To the extent permitted by law, the Sub-Adviser may from time to time employ or associate itself with such person or persons, including affiliates, as it believes to be particularly fitted to assist it in the execution or performance of its obligations under this Agreement (other than the brokerage services provided in Section 2(d) herein); provided, however, that the use of such persons does not relieve the Sub-Adviser from any obligation or duty under this Agreement, and provided no such person serves or acts as an investment adviser separate from the Sub-Adviser so as to require a new written contract pursuant to the 1940 Act. The Sub-Adviser shall remain liable for the performance of its obligations under this Agreement, and for the acts and omissions of its employees or associates.

6.	Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by GEAM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund. GEAM shall provide Sub-Adviser the list of such investment advisory firm(s) prior to the effectiveness of this Agreement.

7.	Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, GEAM shall pay the Sub-Adviser no later than the sixtieth (60th) day following the end of each calendar quarter, a fee based on the net assets attributable to the Allocated Assets of the Fund and allocated to each of the strategies, as provided in Schedule A to the Agreement.

8.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Company as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Company and its directors and officers, including the Company’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters regarding the Allocated Assets, including the Company’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Company, GEAM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i)	submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii)	submit to the Board for its consideration and approval, annually (and at such other times as the Company may reasonably request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii)	provide reports discussing the Sub-Adviser’s compliance program as reasonably requested by GEAM and special reports in the event of material compliance matters;

(iv)	permit GEAM and the Company and its directors and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose GEAM and the Company to compliance risks or lead to a violation by the Company, GEAM or the Sub-Adviser of the federal securities laws;

(v)	provide GEAM, the Company and its directors and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi)	make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as GEAM and the Company and its directors and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

9.	Annual Contract Renewals.

This Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board of the Fund. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Company to provide the Board with any and all relevant information that will enable the Board to make an informed determination as to whether to renew the Agreement for the ensuing year. In that regard, the Sub-Adviser agrees to provide the Board on an annual basis with such relevant information that includes, but is not limited to, the following:

(a) information confirming the financial condition of the Sub-Adviser and the Sub-Adviser’s profitability derived from its relationship with the Fund;

(b)	a description of the personnel and services provided by the Sub-Adviser;

(c)	information on compliance matters;

(d)	comparative information on investment performance and advisory fees;

(e)	information regarding brokerage and portfolio transactions; and

(f)	information on current legal matters.

10.	Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify GEAM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide GEAM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the chief compliance officer of the Sub-Adviser or his designee shall certify to GEAM that the Sub-Adviser solely with respect to the Allocated

Assets (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and GEAM pursuant to Rule 17j-1(c)(2) under the 1940 Act, and upon a reasonable written request from GEAM, furnish to GEAM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement.

(c) The Sub-Adviser certifies that the information stated in each of the most current Post Effective Amendment to the Company’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets and its performance history is true, correct and complete to the best of its knowledge.

11.	Representations and Warranties of GEAM.

GEAM represents, warrants and agrees that GEAM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by GEAM of this Agreement does not contravene or constitute a default under any agreement binding upon GEAM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

12.	Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties.

13.	Limitation Of Liability.

The Sub-Adviser shall not be liable to the Company or GEAM for any loss suffered by the Fund, the Company or its shareholders or by GEAM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; provided, however, that with respect to subsection (b) above, the Sub-Adviser shall not be liable to the Company or GEAM for any loss in excess of its proportional share of any loss suffered by the Company or GEAM in connection with a Section 36(b) claim. Notwithstanding the foregoing, Sub-Adviser shall be liable for any loss suffered by the Fund, the Company or its shareholders or by GEAM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

14.	Indemnification.

(a) GEAM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i)	GEAM’s breach of its duties under this Agreement; or

(ii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of GEAM or any of its directors, officers or employees in the performance of GEAM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Company agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Company by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold GEAM, its officers and directors, and any person who controls GEAM within the meaning of Section 15 of the 1933 Act, and the Company harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Company by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii)	Sub-Adviser’s breach of its duties under this Agreement; or

(iii)	any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Company’s or GEAM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

15.	Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and GEAM pursuant to Sections 10 and 11, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

16.	Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEAM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 10 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to GEAM. This Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

17.	Change of Control of the Sub-Adviser.

The Sub-Adviser will be liable to the Company and GEAM for all reasonable direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, revisions to prospectuses, statements of additional information and marketing materials, and the hiring of another sub-adviser to the Fund. The understandings and obligations set forth in this Section 17 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

18.	Confidentiality.

During the term of this Agreement, and at all times thereafter, (i) the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of GEAM, the Company or the Fund, now known or subsequently learned by the Sub-Adviser and (ii) GEAM and the Company shall not themselves, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of Sub-Adviser, now known or subsequently learned by GEAM or the Company. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by a party to this Agreement, which directly relates to the other party to this Agreement, and their respective affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data, information related to the Fund’s portfolio holdings and other information and materials, regardless of its form; provided, that Confidential Information shall not include information or materials (1) that is publicly known or becomes publicly known through no unauthorized act; (2) that is rightfully received from a third party without obligation of confidentiality; and (3) that is disclosed in the course of a regulatory examination or that is required to be disclosed pursuant to a requirement of a governmental or regulatory agency or law, so long as the non-disclosing party provides (to the extent permitted under applicable law) the disclosing party with prompt written notice of such requirement prior to any such disclosure.

19.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless permitted by applicable law, the Company receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

20.	Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

21.	References to Sub-Adviser.

Upon reasonable request by the Sub-Adviser, GEAM will provide Sub-Adviser with any offering, marketing or other promotional materials referring to its relationship with Sub-Adviser.

22.	Non-Exclusivity.

Nothing in this Agreement shall limit or restrict the right of Sub-Adviser or any of its partners, officers, directors, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, or limit or restrict Sub-Adviser’s right to engage in any other business or to render services of any kind to any other mutual fund, corporation, firm, individual, or association.

23.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE ASSET MANAGEMENT INCORPORATED

BY:
Name:	Michael J. Cosgrove
Title:	President of Mutual Funds and Global Investment Programs

GE INVESTMENTS FUNDS, INC., ON BEHALF OF TOTAL RETURN FUND, A SERIES OF GE INVESTMENTS FUNDS, INC., SOLELY WITH RESPECT TO SECTION 14(b) OF THIS AGREEMENT

BY:
Name:	Michael J. Cosgrove
Title:	Chairman of the Board of Directors

BLACKROCK INVESTMENT MANAGEMENT, LLC

BY:
Name:
Title:

SCHEDULE A

FEES PAID TO THE SUB-ADVISER

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

Strategy Name	Asset Level	Annual Rate
S&P 500 Index		Treated as Confidential
MSCI ACWI ex-US Index		Treated as Confidential
S&P 400 Index (Mid-Cap)		Treated as Confidential
Russell 2000 Index (Small-Cap)		Treated as Confidential
Barclays Aggregate Bond Index		Treated as Confidential

The foregoing breakpoints and the annual rate to be paid by GEAM to the Sub-Adviser shall be based on the net assets attributable to the Allocated Assets of the Fund and allocated to each of the strategies listed in the table above.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Company, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within sixty (60) business days of the date of termination.